UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2016

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 22, 2016, CenturyLink, Inc. issued a press release announcing that it had agreed to sell $1.0 billion of newly-issued unsecured senior notes due 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This current report includes certain forward-looking statements, estimates and projections that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of CenturyLink. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: CenturyLink’s failure to satisfy the conditions to the underwriters’ obligation to consummate the offering; the possibility that corporate developments could preclude, impair or delay the above-described offering due to restrictions under the federal securities laws; changes in the terms or availability of CenturyLink’s credit facility; changes in CenturyLink’s credit ratings; changes in CenturyLink’s cash requirements or financial position; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of CenturyLink to consummate the above-described offering on the terms described above or at all; CenturyLink’s continued access to credit markets on favorable terms; and other risks referenced from time to time in CenturyLink’s filings with the Securities and Exchange Commission. There can be no assurances that the above-described offering will be consummated on the terms described above or at all. You should be aware that new factors may emerge from time to time and it is not possible for CenturyLink to identify all such factors, nor can CenturyLink predict the impact of each such factor on its plans, or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. You are further cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report. CenturyLink does not undertake any obligation to publicly update any of its forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: March 22, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 22, 2016 announcing pricing of debt offering.

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